UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2020

PROLOGIS, INC.

PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.) (State or other jurisdiction of Incorporation)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.) (Commission File Number)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.) (I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address or principal executive offices)	(Zip Code)

(415) 394-9000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	1.375% Notes due 2021	PLD/21	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2022	PLD/22	New York Stock Exchange
Prologis, L.P.	3.375% Notes due 2024	PLD/24	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Form 8-K/A is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 with respect to the Current Report on Form 8-K filed by Prologis, Inc. and Prologis, L.P., on February 4, 2020 in connection with the consummation on February 4, 2020 (the “Closing Date”) of the transactions contemplated by the Agreement and Plan of Merger, dated as of October 27, 2019 (the “Merger Agreement”), by and among Prologis, Inc., a Maryland corporation (“Prologis”), Prologis, L.P., a Delaware limited partnership (“Prologis OP”), Lambda REIT Acquisition LLC, a Maryland limited liability company and a wholly owned subsidiary of Prologis (“Prologis Merger Sub”), Lambda OP Acquisition LLC, a Delaware limited liability company and a wholly owned subsidiary of Prologis OP (“Prologis OP Merger Sub”), Liberty Property Trust, a Maryland real estate investment trust (“LPT”), Leaf Holdco Property Trust, a Maryland real estate investment trust and a wholly owned subsidiary of LPT (“New Liberty Holdco”), and Liberty Property Limited Partnership, a Pennsylvania limited partnership (“LPT OP”).

Pursuant to the Merger Agreement, (a) on February 3, 2020, a wholly owned subsidiary of New Liberty Holdco merged with and into LPT, with LPT surviving the merger and becoming a wholly owned subsidiary of New Liberty Holdco (the “LPT Merger”), (b) on February 4, 2020, New Liberty Holdco merged with and into Prologis Merger Sub, with Prologis Merger Sub surviving the merger and remaining a wholly owned subsidiary of Prologis (the “Topco Merger” and, together with the LPT Merger, the “LPT Mergers”), (c) immediately thereafter, all of the outstanding equity interests in LPT were contributed to Prologis OP in exchange for the issuance by Prologis OP of partnership interests in Prologis OP to other subsidiaries of Prologis, and (d) immediately thereafter, Prologis OP Merger Sub merged with and into LPT OP, with LPT OP surviving the merger and becoming a wholly owned subsidiary of Prologis OP (the “Partnership Merger” and, together with the LPT Mergers, the “Mergers”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of the Merger Agreement, on February 3, 2020, at the effective time of the LPT Merger (the “LPT Merger Effective Time”), each common share, par value $0.001 per share, of LPT (each, an “LPT Common Share”) issued and outstanding as of immediately prior to the LPT Merger Effective Time was automatically converted into the right to receive one common share of beneficial interest, par value $0.001 per share, of New Liberty Holdco (each, a “New Liberty Holdco Common Share”). Also at the LPT Merger Effective Time, each outstanding equity award relating to LPT Common Shares was automatically converted into an equivalent award relating to an equal number of New Liberty Holdco Common Shares.

On February 4, 2020, at the effective time of the Topco Merger (the “Topco Merger Effective Time”), each New Liberty Holdco Common Share issued and outstanding immediately prior to the Topco Merger Effective Time (other than New Liberty Holdco Common Shares owned by New Liberty Holdco or any of New Liberty Holdco’s wholly owned subsidiaries and New Liberty Holdco Common Shares owned by Prologis or any of Prologis’ wholly owned subsidiaries) was automatically converted into the right to receive 0.675 (the “Exchange Ratio”) validly issued, fully paid and non-assessable shares of common stock, par value $0.01 per share, of Prologis (“Prologis Common Stock”, and such consideration, the “Merger Consideration”), together with cash in lieu of fractional shares, without interest, but subject to any withholding required under applicable law, upon the terms and subject to the conditions set forth in the Merger Agreement.

Also at the Topco Merger Effective Time, each outstanding restricted stock award, restricted stock unit award, and stock option relating to New Liberty Holdco Common Shares fully vested and was cancelled in exchange for a payment of the Merger Consideration (or a cash payment equal to the value of the Merger Consideration, in the case of an award that was payable in cash by its terms) in respect of each underlying New Liberty Holdco Common Share (reduced by the aggregate exercise price in the case of each stock option). Performance-based restricted stock unit awards vested based on the actual level of achievement of the applicable performance goals through the day immediately prior to the Topco Merger Effective Time (or, in the case of awards granted in 2017, based on actual performance during the completed performance period).

Approximately 107,038,683 shares of Prologis Common Stock were issued in connection with the Topco Merger.

On February 4, 2020, at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), (a) the general partner interests in LPT OP as of immediately prior to the Partnership Merger Effective Time remained general partnership interests in LPT OP, (b) each limited partnership interest of LPT OP (each, an “LPT Common OP Unit”) issued and outstanding immediately prior to the Partnership Merger Effective Time was automatically converted into new validly issued common limited partnership interests in Prologis OP in an amount equal to the Exchange Ratio and each holder of LPT Common OP Units was admitted as a limited partner of Prologis OP in accordance with the terms of Prologis OP’s partnership agreement, and (c) each of the partnership interests in LPT OP designated as “6.25% Series I-2 Cumulative Redeemable Preferred Partnership Interest” under the partnership agreement of LPT OP (each, an “LPT Preferred OP Unit”) issued and outstanding immediately prior to the Partnership Merger Effective Time was automatically converted into one new validly issued limited partnership interest in Prologis OP designated as “6.25% Series T Cumulative Redeemable Preferred Partnership Unit” with substantially the same terms and rights as the LPT Preferred OP Units immediately prior to the Partnership Merger (“New Preferred OP Units”) and each holder of New Preferred OP Units was admitted as a limited partner of Prologis OP in accordance with the terms of Prologis OP’s partnership agreement. Prologis, as general partner of Prologis OP, caused the Prologis OP partnership agreement to be amended to create and authorize such New Preferred OP Units.

Approximately 2,287,907 Prologis OP common limited partnership units and 213,440 Prologis OP preferred units were issued in connection with the Partnership Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Prologis, L.P.

In connection with the Mergers, on February 4, 2020, Prologis, as the general partner of Prologis OP, caused Prologis OP to adopt the Third Amendment to the Thirteenth Amended and Restated Agreement of Limited Partnership of Prologis, L.P. to provide for the issuance of limited partnership interests of Prologis OP designated as “6.25% Series T Cumulative Redeemable Preferred Partnership Units” and to make certain other administrative changes.

A copy of the Third Amendment to the Thirteenth Amended and Restated Agreement of Limited Partnership of Prologis, L.P. is included herewith as Exhibit 3.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 4, 2020, Prologis issued a press release announcing the completion of the Mergers. A copy of the press release is furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 7.01 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of LPT and LPT OP and the notes thereto as of December 31, 2019 are hereby filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of December 31, 2019 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2019 of Prologis and Prologis OP are hereby filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position that actually would have existed or the operating results that actually would have been achieved if the adjustments set forth therein had been in effect as of the dates and for the periods indicated or that may be achieved in future periods and should be read in conjunction with the historical financial statements of Prologis, Prologis OP, LPT and LPT OP.

(d)	Exhibits.

The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

2.1 ✓

Agreement and Plan of Merger, dated as of October 27, 2019, by and among Prologis, Inc., Prologis, L.P., Lambda REIT Acquisition LLC, Lambda OP Acquisition LLC, Liberty Property Trust, Liberty Property Limited Partnership, and Leaf Holdco Property Trust (incorporated by reference to Exhibit 2.1 to Prologis, Inc.’s and Prologis, L.P.’s Form 8-K filed on October 27, 2019).

3.1*	Third Amendment to Thirteenth Amended and Restated Agreement of Limited Partnership of Prologis, L.P.

23.1	Consent of Ernst & Young LLP, Independent Auditors, dated February 19, 2020 with respect to Liberty Property Trust.

23.2	Consent of Ernst & Young LLP, Independent Auditors, dated February 19, 2020 with respect to Liberty Property Limited Partnership.

99.1*	Press Release, dated February 4, 2020.

99.2	Audited consolidated balance sheets of Liberty Property Trust and Liberty Property Limited Partnership and the notes thereto as of December 31, 2019.

99.3	Unaudited pro forma condensed combined financial statements of Prologis, Inc. and Prologis, L.P. as of December 31, 2019 and for the year ended December 31, 2019.

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

*	Previously Filed.
✓

Prologis has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PROLOGIS, INC.
Date: February 19, 2020	By:	/s/ Michael T. Blair
Name: Michael T. Blair Title: Managing Director, Deputy General Counsel
PROLOGIS, L.P. By: Prologis, Inc., its General Partner
Date: February 19, 2020	By:	/s/ Michael T. Blair
Name: Michael T. Blair Title: Managing Director, Deputy General Counsel